Exhibit 99.1
BMW Vehicle Lease Trust 2000-A
Collection Period Ending: 08/31/02
Distribution Date: 09/25/02

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Balances
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
                                                              Initial    Period End
   Securitization Value                                $1,547,538,089  $692,756,328
   Reserve Account                                        $81,245,750  $104,458,821
   Class A-1 Notes                                       $180,000,000            $0
   Class A-2 Notes                                       $600,000,000            $0
   Class A-3 Notes                                       $300,000,000  $225,218,239
   Class A-4 Notes                                       $389,660,000  $389,660,000
   Subordinated Note                                      $30,951,089   $30,951,089
   Class B Certificates                                   $46,927,000   $46,927,000

Current Collection Period
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   Beginning Securitization Value                        $716,441,117
     Principal Reduction Amount                           $23,684,789
   Ending Securitization Value                           $692,756,328

   Calculation of Required 2000-A SUBI
   Collection Account Amount
     Collections
        Receipts of Monthly Payments                      $16,074,050
        Sale Proceeds                                      $4,156,532
        Termination Proceeds                              $10,732,901
        Recovery Proceeds                                    $325,490
     Total Collections                                    $31,288,972

     Servicer Advances                                     $5,108,801
     Reimbursement of Previous Servicer Advances          ($5,417,202)

   Required 2000-A SUBI Collection Account Amount         $30,980,572

Servicer Advance Amounts
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   Beginning Period Unreimbursed Previous Servicer
     Advance                                              $15,355,732
   Current Period Monthly Payment Advance                    $991,270
   Current Period Sales Proceeds Advance                   $4,117,531
   Current Reimbursement of Previous Servicer Advance     ($5,417,202)
   Ending Period Unreimbursed Previous Servicer
     Advances                                             $15,047,332

Collection Account
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   Deposits to 2000-A SUBI Collection Account             $30,980,572
   Withdrawals from 2000-A SUBI Collection Account
     Servicing Fees                                          $597,034
     Note Distribution Account Deposit                     $3,543,124
     Reserve Fund Deposit - Subordinated Noteholder
       Interest                                              $180,548
     Certificate Distribution Account Deposit                $273,741
     Monthly Principal Distributable Amount               $23,684,789
     Reserve Fund Deposit - Excess Collections             $2,701,336
     Payments to Transferor                                        $0
   Total Distributions from 2000-A SUBI Collection
      Account                                             $30,980,572

Note Distribution Account
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   Amount Deposited from the Collection Account           $27,227,913
   Amount Deposited from the Reserve Account                       $0
   Amount Paid to Noteholders                             $27,227,913

Certificate Distribution Account
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   Amount Deposited from the Collection Account              $273,741
   Amount Deposited from the Reserve Account                       $0
   Amount Paid to Certificateholders                         $273,741


Distributions
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   Monthly Principal Distributable Amount             Current Payment Ending Balance  Per $1,000   Factor
   Class A-1 Notes                                                 $0             $0      $0.00     0.00%
   Class A-2 Notes                                                 $0             $0      $0.00     0.00%
   Class A-3 Notes                                        $23,684,789   $225,218,239     $78.95    75.07%
   Class A-4 Notes                                                 $0   $389,660,000      $0.00   100.00%
   Subordinated Note                                               $0    $30,951,089      $0.00   100.00%
   Class B Certificates                                            $0    $46,927,000      $0.00   100.00%

   Interest Distributable Amount                      Current Payment     Per $1,000
   Class A-1 Notes                                                 $0          $0.00
   Class A-2 Notes                                                 $0          $0.00
   Class A-3 Notes                                         $1,377,263          $4.59
   Class A-4 Notes                                         $2,165,860          $5.56
   Subordinated Note                                         $180,548          $5.83
   Class B Certificates                                      $273,741          $5.83

Carryover Shortfalls
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                                               Prior Period Carryover  Current Payment   Per $1,000
   Class A-1 Interest Carryover Shortfall                          $0               $0           $0
   Class A-2 Interest Carryover Shortfall                          $0               $0           $0
   Class A-3 Interest Carryover Shortfall                          $0               $0           $0
   Class A-4 Interest Carryover Shortfall                          $0               $0           $0
   Subordinated Note Interest Carryover Shortfall                  $0               $0           $0
   Certificate Interest Carryover Shortfall                        $0               $0           $0

Reserve Account
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   Beginning Period Required Amount                      $104,458,821
   Beginning Period Amount                               $104,458,821
   Net Investment Earnings                                   $146,028
   Current Period Deposit                                  $2,881,884
   Reserve Fund Draw Amount                                        $0
   Release of Excess Funds                                 $3,027,912
   Ending Period Required Amount                         $104,458,821
   Ending Period Amount                                  $104,458,821

Residual Value Losses
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                                                       Current Period    Cumulative
   Net Sale Proceeds                                      $11,944,257  $413,417,058
   Residual Values                                        $12,645,666  $432,530,659
   Residual Value Losses                                     $701,408   $19,113,601

Receivables Data
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   Beginning of Period Lease Balance                     $790,342,525
   End of Period Lease Balance                           $764,697,173

   Delinquencies Aging Profile -
   End of Period Lease Balance                          Dollar Amount    Percentage
     Current                                             $710,156,459        92.87%
     1-29 days                                            $47,261,988         6.18%
     30-59 days                                            $6,032,115         0.79%
     60-89 days                                              $755,642         0.10%
     90-119 days                                             $265,078         0.03%
     120+ days                                               $225,892         0.03%
     Total                                               $764,697,173       100.00%
     Delinquent Receivables +30 days past due              $7,278,726         0.95%

   Credit Losses                                       Current Period    Cumulative
     Liquidated Lease Balance                                $753,728   $13,893,813
     Liquidation Proceeds                                    $564,436   $10,074,751
     Recovery Proceeds                                        $10,859      $356,974
     Net Credit Losses                                       $178,432    $3,462,088


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NOTE:    Liquidation Proceeds includes proceeds received from repossessed vehicles otherwise included in "Sale Proceeds" or "Termination Proceeds." Recovery Proceeds includes the portion of "Recovery Proceeds" related to specified leases which have been charged-off.